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                      GENERAL LOAN AND SECURITY AGREEMENT

Garden City, New York                                           April 13th, 1994
---------------------                                           ----------------
  (Banking Office)

         FOR VALUE RECEIVED, and in order to induce THE BANK OF NEW YORK (hereinafter referred to as the "Bank"), in its discretion, to make loans or otherwise extend credit at any time, and from time to time to, or at the request of, the undersigned (hereinafter referred to as "Borrower"), whether the loans or credit so extended shall be absolute or contingent, Borrower, jointly and severally, if more than one, hereby grants to the Bank, as security for all present or future obligations or liabilities of any and all kinds of Borrower to it, whether incurred by Borrower as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, matured or unmatured, secured or unsecured, absolute or contingent, joint or several, and howsoever or whatsoever acquired by the Bank (all of which are hereinafter referred to as the "Obligations"), a security interest in and a lien upon all personal property and fixtures of Borrower nor or hereafter existing or acquired and wherever located which are of the type which may be collateral under the Uniform Commercial Code as in effect in the State of New York (hereinafter referred to as the "Code") on the date hereof, now or hereafter owned or acquired by Borrower, or in which Borrower may have an interest, including all goods (other than household goods as such term is defined in 12 CFR Part 227 unless the proceeds of the Obligation secured pursuant hereto are used to purchase such goods or such Obligation is incurred for a business purpose or to purchase real property), money, instruments, accounts, contract rights, documents, chattel paper and general intangibles of Borrower, including but not limited to any property specified in Schedule A hereto and also including all products and proceeds of, all accessions to, and substitutions for, all of the foregoing (all of which shall be hereafter collectively referred to as the "Collateral").

         Borrower hereby agrees to deliver to the Bank whenever called for by is such additional collateral security of a kind and of a market value satisfactory to the Bank, so that there will, at all times, be with the Bank a margin of security for the payment of all Obligations which shall be satisfactory to it. In addition to the Bank's security interest in the Collateral, it shall have, and Borrower hereby grants to the Bank, a security interest and a lien for all the Obligations in and upon any personal property of Borrower or in which Borrower may have an interest which is nor or may at any time hereafter come into the possession or control of the Bank, or of any third party action or its behalf, whether for the express purpose of being used by the Bank as collateral security or for safekeeping or for any other of different purpose, including such personal property as may be in transit by mail or carrier for any purpose, or covered or affected by any documents in the Bank's possession or control, or in the possession or control of any third party acting on its behalf. Borrower hereby authorizes the Bank in its discretion, at any time, whether or not the Collateral is deemed by it adequate, to appropriate and apply upon any of the Obligations, whether or not due, any of such property of Borrower and to charge any of the Obligations against any balance of any account standing to the credit of Borrower on the books of the Bank (said additional personal property is also hereinafter referred to as the "Collateral").

         If any of the following events shall occur with respect to any Obligor (which term shall include Borrower and any endorser or guarantor of any of the Obligations): (1) the failure of Borrower to furnish satisfactory additional Collateral upon demand; (2) the failure of any Obligor in the performance of any of such Obligor's covenants herein or in any instrument, document or agreement delivered in connection with any Obligation; (3) the death of the insured under any life insurance policy held as Collateral, or the non-payment of any premiums on any such life insurance policy; (4) default by any Obligor with respect to the payment of any Obligation; (5) the insolvency, general assignment, receivership, bankruptcy, or dissolution of any Obligor or the filing of any petition by or against any Obligor with respect to any of the foregoing; (6) the death, dissolution or incompetence of any Obligor; (7) the financial condition or credit standing of any Obligor shall be or become materially impaired in the sole opinion of the Bank or any of its officers; (8) non-payment when due of any other liability of any Obligor; (9) the commencement of any proceeding, procedure or other remedy supplemental to the enforcement of a judgment against any Obligor; (10) any representation in any financial or other statement of any Obligor delivered to the Bank by or on behalf of any Obligor is untrue or incomplete; or (11) any Obligor shall fail, on request, to furnish any financial information or to permit inspection of such Obligor's books and records; then all Obligations shall become due and payable forthwith, upon declaration to that effect by the Bank, without notice to Borrower or any other Obligor, anything contained herein or in any other document, instrument or agreement to the contrary notwithstanding.

         Upon failure of Borrower to pay any Obligation when becoming or made due, as aforesaid, the Bank shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Code as in effect at that time and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without notice of intention to sell or of time or place of sale or of redemption or other notices or demand whatsoever to Borrower, all of which are hereby
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expressly waived, and without advertisement, (a) sell at public or private sale, grant options to purchase or otherwise realize upon, in the State of New York, or elsewhere, the whole or from time to time any part of the Collateral upon which the Bank shall have a security interest or lien as aforesaid, or any interest which Borrower may have therein, and (b) exercise any and all rights, options, powers, benefits or privileges given to the Bank upon the life insurance policies, if any, held as Collateral. After deducting from the proceeds of any such sales or other disposition of the Collateral all expenses (including all reasonable expenses for legal services of every kind and other expenses as set forth below), the Bank shall apply the residue of such proceeds toward the payment of any of the Obligations, in such order as the Bank shall elect, Borrower remaining liable for any deficiency, plus interest thereon, remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, Borrower hereby agrees that a notice sent at least two days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be reasonable notice of such sale or other disposition. Borrower agrees to assemble the Collateral at such place or places as the Bank designates by written notice.

         At any such sale or other disposition the Bank or any other person designated by the Bank may itself purchase the whole or any part of the Collateral sold, free from any right or redemption on the art of Borrower, which right is hereby waived and released.

         The Bank may, without any notice to Borrower, in its discretion, whether or not any of the Obligations be due, in its name or in the name of Borrower, demand, sue for, collect and receive any money or property at any time due, payable or receivable on or on account of or in exchange for, and may compromise, settle or extend the time of payment of, any of the demands or obligations represented by any of the Collateral, and may also exchange any of the Collateral for other property upon the reorganization, recapitalization or other readjustment of the issuer, maker or other person who is obligated on or otherwise has liabilities with respect to the Collateral, and in connection therewith, may deposit any of the Collateral with any committee or depositary upon such terms as the Bank may in its discretion deem appropriate, and Borrower does hereby constitute and appoint the Bank's Borrower's true and lawful attorney to compromise, settle or extend payment of said demands or obligations and exchange such Collateral as Borrower might or could do personally; all without liability or responsibility for action herein authorized and taken or not taken in good faith. The Bank is entitled at any time in its discretion to notify an account debtor or the obligor or any instrument to make payment to it, regardless of whether or not Borrower had been previously making collections on the Collateral, and the Bank may take control of any proceeds of any of the Collateral.

         Borrower agrees that the Collateral secures, and further agrees to pay on demand, all expenses (including reasonable expenses for legal services of every kind and cost of any insurance and payment of taxes or other charges) of or incidental to, the custody, care, sale or collection of, or realization upon, any of the Collateral or in any way relating to the enforcement or protection of the rights of the Bank hereunder.

         Borrower agrees to mark its books and records as the Bank shall request in order to reflect the rights of the Bank granted herein, and the Bank may, in its sole discretion, take possession of the Collateral at any time, either prior to or subsequent to a default under any of the Obligations. Borrower agrees to maintain such insurance on the Collateral as the Bank may require. The Bank may, without any notice to Borrower, in its discretion, and for its own benefit, lend, use, transfer or repledge with any person, firm or corporation all or any part of the Collateral by itself or mingled with the property of others, in bulk or otherwise. The Bank may, without any notice to Borrower, sell, assign or transfer any of the Obligations and the Bank's rights and duties hereunder, and may deliver the Collateral, or any part thereof, to the assignee or transferee of any of the Obligations, who shall become vested with all the rights, remedies, powers, security interests and liens herein given to the Bank in respect thereto; and the Bank shall thereafter be relieved and fully discharged from any liability or responsibility in the premises.

         The Bank may, without any notice to Borrower, in its discretion, transfer, or cause to be transferred, all or any part of the Collateral to its name, or to the name of its nominee, vote the Collateral so transferred, and receive income and make or receive collections, including money, thereon and hold said income and collections as Collateral or apply the said income and collections to any of the Obligations, the manner and distribution of the application to be made as the Bank shall elect.

         Calls for Collateral, demand for payment or notice to Borrower may be given by leaving same at the address given below or any other address hereinafter filed with the Bank, or by mailing same to such address with the same effect as if delivered personally. Such notice given in the manner herein provided shall be effective whether or not received by Borrower. Borrower agrees not to change any of its places of business, remove any records of Borrower relating to any of the Collateral or move any of the Collateral without giving the Bank thirty days' prior written notice.

         With respect to the Collateral, the Bank shall be under no duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in connection with the management thereof and its only duty with respect thereto shall be to use reasonable care in its custody and preservation while in its possession, which shall not include any steps necessary to preserve rights against prior parties.
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         Borrower hereby authorizes the Bank at Borrower's expense to file one or more financing statements to perfect the security interests granted herein without Borrower's signature thereon, and Borrower agrees to do, file, record, make, execute and deliver all such acts, deeds, things, notices, instruments, and financing statements as the Bank may request in order to perfect and enforce the rights of the Bank therein.

         If at any time it is necessary in the opinion of counsel to the Bank that any or all of the securities held as Collateral (the "Pledged Securities") be registered under the Securities Act of 1933, as amended, or that an indenture with respect thereto be qualified under the Trust Indenture Act of 1939 in order to permit the sale or other disposition of the Pledged Securities. Borrower shall at the Bank's request and at the expense of Borrower use the best efforts of Borrower promptly to cause the registration of the Pledged Securities and the qualification of such indenture and to continue such registration and qualification as long as deemed appropriate by the Bank.

         Borrower hereby authorizes the Bank to date this agreement as of the date of the granting of any Obligation secured hereby and to complete any blank spaces herein (including any blank space in Schedule A) according to the terms upon which said Obligation was granted.

         No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank or any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

         Each and every right, remedy and power hereby granted to the Bank or allowed it by law or other agreement shall be culumative and not exclusive of any other, and may be exercised by the Bank from time to time.

         Borrower and each endorser or guarantor of any of the Obligations expressly waives presentment and demand for payment, protest and notice of protest and of non-payment. Unless the text otherwise requires, all terms used herein shall have the meanings specified in the Code.

         THE BANK AND BORROWER HEREBY WAIVE AND AGREE TO WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM INSTITUTED WITH RESPECT TO ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.

         The provisions of this agreement shall be construed and interpreted and all rights and duties hereunder determined in accordance with the laws of the State of New York.

         Every provision of this agreement is intended to be serverable: if any term or provision of this agreement shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

NAME OF BORROWER Robocom Systems, Inc.     ADDRESS OF BORROWER 511 Ocean Avenue

SIGNATURE OF BORROWER Irwin Balaban, President, Massapequa, New York 11758

NAME OF BORROWER  ______________________   ADDRESS OF BORROWER _________________

SIGNATURE OF BORROWER  _________________   _____________________________________

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                                   SCHEDULE A



Property specifically included as "Collateral" for purposes of the within General Loan and Security Agreement:

         All personal property, inventory, fixtures and equipment of debtor wherever located and whether now owned or in existence or here after acquired or created, including goods, documents, instruments, general intangibles, chattel paper, accounts and contract rights, such terms having the meanings ascribed by UCC.